UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2014

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Northshore Center, Pittsburgh, PA	15212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 442-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On July 29, 2014, Matthews International Corporation (“Matthews”) entered into the First Amendment and the Second Amendment (together, the “Amendments”) to that certain First Amended and Restated Loan Agreement, dated July 18, 2013 (the “Loan Agreement”), by and among Matthews, the financial institutions listed on the signature pages thereof (the “Banks”), Citizens Bank of Pennsylvania, a Pennsylvania banking institution, as administrative agent for the Banks, and PNC Bank, National Association, a national banking association, in its capacity as syndication agent for the Banks.

The Amendments provide for, among other things, (i) an increase in the revolving credit facility from an aggregate principal amount not to exceed $500,000,000 to an aggregate principal amount not to exceed $900,000,000 and (ii) an increase in the amount of additional revolving commitments Matthew may request from $200,000,000 to up to $650,000,000. In connection with the Amendments Matthews and certain of its United States subsidiaries granted pledges of and security interests in the equity interests of their respective subsidiaries that are organized in the United States and certain of their first tier foreign subsidiaries.

On July 29, 2014, Matthews drew approximately $395 million under the amended loan facility to finance the cash consideration payable to the stockholders of Schawk, Inc. (“SGK”) pursuant to the merger agreement described under Item 2.01 below and to pay off certain indebtedness and expenses of SGK that became due as a result of the merger.

The First Amendment and the Second Amendment to the Loan Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 29, 2014, Matthews completed its previously announced acquisition of SGK.

Pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of March 16, 2014, between Matthews, Moonlight Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Matthews ("Merger Sub"), Moonlight Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Matthews ("Merger Sub 2") and SGK (the "Merger Agreement"), Merger Sub merged with and into SGK (the "Merger"), with SGK continuing as the surviving corporation and a wholly-owned subsidiary of Matthews. Immediately after the completion of the Merger, SGK merged with and into Merger Sub 2 (the "Second Merger", and together with the Merger, the "Mergers"), with Merger Sub 2 continuing as the surviving entity and a wholly-owned subsidiary of Matthews. Merger Sub 2 has been renamed SGK LLC. The Mergers are intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended.

Under the terms of the Merger Agreement, each outstanding share of SGK Class A common stock (other than those held by SGK as treasury stock) was cancelled and converted into the right to receive (i) 0.20582 of a share of Matthews Class A common stock, par value $1.00 per share (“Matthews common stock”) and (ii) $11.80 in cash. In connection with the Merger, Matthews will issue approximately 5.4 million shares of Matthews common stock and pay an aggregate of approximately $309.0 million in cash to former SGK stockholders in exchange for their shares of SGK Class A common stock.

Upon the closing of the Merger, the shares of SGK Class A common stock, which previously traded under the ticker symbol “SGK” on the New York Stock Exchange (the “NYSE”), ceased trading on and were delisted from the NYSE

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Matthews’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2014 and is incorporated herein by reference.
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           In connection with the execution of the Merger Agreement, Matthews entered into a Shareholders' Agreement with certain stockholders of SGK who are members of the Schawk family or trusts for the benefit of members of the Schawk family (the "Schawk Family Stockholders") and David A. Schawk, in his capacity as the SGK family representative (the “Shareholders’ Agreement”).

Pursuant to the Shareholders' Agreement Matthews’ board of director increased the number of directors constituting the class whose three year term expires in 2017 by one and, effective as of the closing, appointed David A. Schawk to such class as the initial designee of the Schawk Family Stockholders.

The Shareholders’ Agreement provides that, subject to certain conditions and for so long as the Schawk Family Stockholders beneficially own at least 7.5% of the shares of Matthews common stock, at each meeting of its shareholders at which the 2017 class directors are to be elected, it will nominate and use its reasonable best efforts to cause the shareholders of Matthews to elect to its board a designee of the Schawk Family Stockholders.

The Shareholders’ Agreement is attached as Exhibit 2.3.to Matthews’ Current Report on Form 8-K filed with the SEC on March 19, 2014 and is incorporated herein by reference.

Mr. Schawk served as Chief Executive Officer of SGK since February 1993 until its acquisition by Matthews and as President of SGK from February 1993 until July 2012. He served as Chief Operating Officer of SGK from September 1992 through February 2004. Mr. Schawk also served on the board of directors of SGK since September 1992.

Item 8.01 Other Events

On July 29, 2014, Matthews issued a press release announcing that it completed its acquisition of SGK. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

The consolidated balance sheets of Schawk, Inc. as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2013, and notes related thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm dated March 5, 2014 issued by Ernst & Young LLP relating to the consolidated balance sheets of Schawk, Inc. as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2013, is included as part of Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The unaudited consolidated balance sheets of Schawk, Inc. as of March 31, 2014 and December 31, 2013, and the related consolidated statements of comprehensive income (loss) and cash flows for each of the three months ended March 31, 2014 and 2013, and notes related thereto, are included as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)           Pro forma financial information.

The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2013 and the six month period ended March 31, 2014 and the unaudited pro forma condensed combined balance sheet as of March 31, 2014, together with the related notes to such unaudited pro forma condensed combined financial statements, required by Section 9.01(b) of Form 8-K are included as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger and Reorganization, dated as of March 16, 2014, by and among Matthews International Corporation, Moonlight Merger Sub Corp., Moonlight Merger Sub LLC and Schawk, Inc., (filed as Exhibit 2.1 of Matthews International Corporation’s Current Report on Form 8-K filed on March 19, 2014 and incorporated herein by reference).

10.1
First Amendment to the First Amended and Restated Loan Agreement, dated July 18, 2013 (the “Loan Agreement”), by and among Matthews, the financial institutions listed on the signature pages thereof (the “Banks”), Citizens Bank of Pennsylvania, a Pennsylvania banking institution, as administrative agent for the Banks, and PNC Bank, National Association, a national banking association, in its capacity as syndication agent for the Banks.

10.2	Second Amendment to the Loan Agreement.

10.3
Shareholders' Agreement, dated as of March 16, 2014, by and among Matthews International Corporation, the Shareholders named therein and David A. Schawk, in his capacity as the Family Representative. (filed as Exhibit 10.2 of Matthews International Corporation’s Current Report on Form 8-K filed on March 19, 2014 and incorporated herein by reference).

23.1	Consent of Ernst & Young LLP.

99.1	Press Release dated July 29, 2014.

99.2
Audited consolidated balance sheets of SGK as of December 31, 2013 and 2012 and the consolidated statements of operations, equity and cash flows of SGK for each of the three years in the period ended December 31, 2013.

99.3
Unaudited consolidated balance sheet of SGK as of March 31, 2014, the related unaudited consolidated statements of operations, equity and cash flows of SGK for three month periods ended March 31, 2014 and March 31, 2013, and the related notes to such unaudited consolidated financial statements.

99.4
(i)   Unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2013 and the six month period ended March 31, 2014

(ii)  Unaudited pro forma condensed combined balance sheet as of March 31, 2014

(iii) The related notes to the unaudited pro forma condensed combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014                                                                                     MATTHEWS INTERNATIONAL CORPORATION

By:   /s/  Joseph C. Bartolacci
Joseph C. Bartolacci
President and Chief Executive Officer

MATTHEWS INTERNATIONAL CORPORATION

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger and Reorganization, dated as of March 16, 2014, by and among Matthews International Corporation, Moonlight Merger Sub Corp., Moonlight Merger Sub LLC and Schawk, Inc., (filed as Exhibit 2.1 of Matthews International Corporation’s Current Report on Form 8-K filed on March 19, 2014 and incorporated herein by reference).

10.1
First Amendment to the First Amended and Restated Loan Agreement, dated July 18, 2013 (the “Loan Agreement”), by and among Matthews, the financial institutions listed on the signature pages thereof (the “Banks”), Citizens Bank of Pennsylvania, a Pennsylvania banking institution, as administrative agent for the Banks, and PNC Bank, National Association, a national banking association, in its capacity as syndication agent for the Banks.

10.2	Second Amendment to the Loan Agreement.

10.3
Shareholders' Agreement, dated as of March 16, 2014, by and among Matthews International Corporation, the Shareholders named therein and David A. Schawk, in his capacity as the Family Representative. (filed as Exhibit 10.2 of Matthews International Corporation’s Current Report on Form 8-K filed on March 19, 2014 and incorporated herein by reference).

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated July 29, 2014.

99.2
Audited consolidated balance sheets of SGK as of December 31, 2013 and 2012 and the consolidated statements of operations, equity and cash flows of SGK for each of the three years in the period ended December 31, 2013.

99.3
Unaudited consolidated balance sheet of SGK as of March 31, 2014, the related unaudited consolidated statements of operations, equity and cash flows of SGK for three month periods ended March 31, 2014 and March 31, 2013, and the related notes to such unaudited consolidated financial statements.

99.4
(i)   Unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2013 and the six month period ended March 31, 2014.

(ii)  Unaudited pro forma condensed combined balance sheet as of March 31, 2014.

(iii) The related notes to the unaudited pro forma condensed combined financial statements.